AMENDMENT NO. 1 TO THE FEBRUARY 8, 2018 LICENSE AND COLLABORATION BY AND AMONG PIERIS PHARMACEUTICALS, INC. AND PIERIS PHARMACEUTICALS GMBH AND SEATTLE GENETICS, INC. This amendment to the license and collaboration agreement (the “Amendment No. 1”) is entered into as of June 2, 2020 (the “Amendment No. 1 Effective Date”) by and among Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th floor, Boston, MA 02109 and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany located at Zeppelinstrasse 3, 85399, Hallbergmoos, Germany (collectively and together with their Affiliates, “PIRS”), and Seattle Genetics, Inc., a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021 (together with its Affiliates, “SGEN”). SGEN and PIRS are individually referred to herein as a “Party” and collectively, as the “Parties”. RECITALS WHEREAS, on February 8, 2018, the Parties entered into the License and Collaboration Agreement (the “Collaboration Agreement”) to grant to each other licenses to certain patents and know-how in order to research, develop, manufacture, and commercialize certain novel products in accordance with the Collaboration Agreement; and WHEREAS, the Parties wish to amend the Collaboration Agreement by this Amendment No. 1 in order to extend the timeframe by which SGEN shall nominate the second and third SGEN Antibody Targets in exchange for the consideration set forth herein. NOW, THEREFORE, in consideration of the promises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Research and Development 1.1 Second and Third SGEN Antibody Targets. The Parties hereby agree to extend the deadline designated under Section 4.1.1.3 of the Collaboration Agreement for SGEN to nominate the second and third SGEN Antibody Targets, such that SGEN shall now nominate the second SGEN Antibody Target and third SGEN Antibody Target by [***]. For avoidance of doubt, SGEN shall continue to be obligated to nominate the [***] but shall not be obligated to nominate the [***]. 1.2 Go/No-Go DP. Notwithstanding anything to the contrary in the Collaboration Agreement, the Parties agree that the [***] as specified in Section 7.4 of the Collaboration Agreement for the Research Candidate targeting [***] and [***] is deemed achieved as of [***] such that (a) such Research Candidate shall become a Collaboration Product effective upon payment of the Go/No-Go Decision Fee and (b) SGEN shall pay the Go/No-Go Decision Fee [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

within [***] days of receipt of the applicable invoice from PIRS on or after [***]. The Parties further agree that this Amendment No. 1 serves as the written notice required for notification of the [***] under Section 1.114 (i) of the Collaboration Agreement. For clarity, all provisions of the Collaboration Agreement relating to Collaboration Products (including but not limited to Section 4.4.2.3, relating to SGEN’s sole discretion to issue (or not issue) an Option Notice for the [***] Collaboration Product to reach the CoDev Decision Point) shall continue to apply. 1.3 Press Release. In the event PIRS decides to issue a press release pursuant to Section 13.4.2(b), or the last sentence of Section 13.4.2, of the Collaboration Agreement, the Parties agree to commence drafting by no later than [***], with the goal of finalizing a mutually approved press release no later than [***]. 2. Miscellaneous 2.1 Capitalized Terms. Unless defined in this Amendment No. 1, capitalized terms shall have the same meaning as that attributed to them in the Collaboration Agreement. 2.2 Written Amendment. The Parties acknowledge that this is an amendment to the Collaboration Agreement reduced to writing and signed by the respective authorized officers of the Parties as set forth in Section 17.12 of the Collaboration Agreement. 2.3 Effectiveness. The Amendment No. 1 shall enter into force as of its Amendment No. 1 Effective Date. 2.4 Entire Agreement. As of the Amendment No. 1 Effective Date, this Amendment No. 1 shall form an integral part of the Collaboration Agreement. Except as explicitly and specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Collaboration Agreement remain in full force and effect. [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives. _________________________ __________________________ Stephen S. Yoder Clay B. Siegall, Ph.D. President & CEO President & CEO Pieris Pharmaceuticals, Inc. Seattle Genetics, Inc. _________________________ Stephen S. Yoder Managing Director Pieris Pharmaceuticals GmbH